Exhibit 10.6

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT dated as of November 19, 2012 (the “Agreement”) is entered into among Quanta Services, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated as of August 2, 2011 (as amended and modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders provide the consent set forth in Section 1 below;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth in Section 2 below;

WHEREAS, the Lenders have agreed to provide the requested consent and the requested amendments, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Consent. Notwithstanding the terms of Sections 8.01, 8.05, 8.09 and 8.14(b) of the Credit Agreement, the Administrative Agent and the Lenders hereby agree that (a) the Borrower and the applicable Loan Parties may agree to Dispose of the Capital Stock of the Subsidiaries listed on Schedule A hereto (collectively, the “Disposed Subsidiaries”) and the assets set forth on Schedule B hereto (the “Purchased Assets”) pursuant to the terms of that certain Stock Purchase Agreement between the Borrower, Infrasource FI, LLC, PBG Acquisition III, LLC and Dycom Industries, Inc. dated as on or about the date hereof (as amended or modified from time to time, the “Purchase Agreement”), (b) the Borrower and the other applicable Loan Parties may Dispose of the Capital Stock of the Disposed Subsidiaries and the Purchased Assets on or before February 1, 2013 (or such later date as the Administrative Agent may agree in its reasonable discretion) pursuant to the terms of the Purchase Agreement for aggregate consideration of approximately $275 million, as such amount may be adjusted in accordance with the terms of the Purchase Agreement, and (c) in connection with and contemporaneously with the consummation of such Disposition of the Disposed Subsidiaries and the Purchased Assets, the Administrative Agent shall be permitted to release the Disposed Subsidiaries from all obligations under the Credit Agreement and other Loan Documents and release any Lien of the Administrative Agent on the Capital Stock of such Disposed Subsidiaries and the Purchased Assets. In connection with and to facilitate the consummation of the Disposition of the Disposed Subsidiaries and the Purchased Assets, the Administrative Agent and the Lenders agree that the Administrative Agent will, at the Borrower’s expense, execute and deliver (without recourse and without representation and warranty) to the applicable Loan Parties (pursuant to escrow instructions reasonably satisfactory to the Administrative Agent) an instrument or instruments reasonably satisfactory to the Administrative Agent acknowledging the release of the Disposed Subsidiaries of their obligations under the Credit Agreement and the other Loan Documents and the termination of any Liens created by the Loan Documents on the Capital Stock of the Disposed Subsidiaries and the Purchased Assets and will deliver to such Loan Parties (pursuant to escrow instructions reasonably satisfactory to the Administrative Agent and without recourse and without any representation or warranty) any stock certificates (and stock powers related thereto) representing the Capital Stock of the Disposed Subsidiaries as may be in the possession of the Administrative Agent. This consent is limited solely to the consent specifically provided for in the preceding sentences of this Section 1 and is subject to the satisfaction of the conditions set forth in Section 3 below, and nothing contained in this Agreement shall be deemed to constitute a waiver of Section 8.01, Section 8.05, Section 8.09 or Section 8.14(b) of the Credit Agreement in the future or any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law.

Furthermore, the Lenders hereby authorize Bank of America to execute, in its capacity as Lender Agent (as defined in the Intercreditor Agreement) on behalf of the Lenders, an amendment to the Intercreditor Agreement providing for any necessary amendments thereto consistent with the consent set forth above in this Section 1.

2. Amendments. The Credit Agreement is hereby amended as follows:

(a) The definition of “Cash Equivalents” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Cash Equivalents” means, as at any date, (a) securities issued or directly and fully guaranteed or insured by the United States or Canada, or any agency, instrumentality or government sponsored enterprise thereof, having maturities of not more than twelve months from the date of acquisition, (b) time deposits and certificates of deposit of (i) any Lender, (ii) any domestic or foreign commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody’s is at least P-1 or the equivalent thereof (any such bank being an “Approved Bank”), in each case with maturities of not more than one (1) year from the date of acquisition, (c) commercial paper and variable or fixed rate notes rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody’s and maturing within twelve (12) months of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940 which are administered by financial institutions having capital of at least $500,000,000 and the portfolios of which are limited such that 95% of such Investments are of the character described in the foregoing subdivisions (a) through (d), (f) Investments in money market mutual funds that comply with Rule 2a-7 under the Investment Company Act of 1940, (g) shares of money market, mutual or similar funds having assets in excess of $100,000,000 and the investments of which are classified in accordance with GAAP as current assets and are limited to investment grade securities (i.e., securities rated at least Baa by Moody’s or at least BBB by S&P and commercial paper of United States and foreign banks and bank holding companies and their subsidiaries which, at the time of acquisition, are rated A-1 (or better) by S&P or P-1 (or better) by Moody’s), provided that the maturities of such Cash Equivalents shall not exceed twelve (12) months from the date of acquisition thereof, (h) variable rate demand notes having a letter of credit from an Approved Bank and having a put option no longer than seven days from the date of purchase, irrespective of whether taxable or tax free and (i) securities issued or directly and fully guaranteed or insured by a foreign country or any state, commonwealth or territory of the United States having a rating of “A” or better from either S&P or Moody’s, or any agency, instrumentality or government sponsored enterprise thereof, having maturities of not more than twelve months from the date of acquisition.

(b) The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Loan Documents” means this Agreement, each Note, each Letter of Credit, each Issuer Document, each Joinder Agreement, any Auto-Borrow Agreement, the Collateral Documents, the Intercreditor Agreement, each Request for Credit Extension, each Compliance Certificate, the Administrative Agent Fee Letter and each other document, instrument or agreement from time to time executed by the Borrower or any of its Subsidiaries or any Responsible Officer thereof and delivered in connection with this Agreement.

(c) The definition of “Responsible Officer” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Responsible Officer” means the chief executive officer, president, chief financial officer, chief accounting officer, treasurer, assistant treasurer, general counsel or secretary of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

(d) The definition of “Swing Line Sublimit” set forth in Section 1.01 of the Credit Agreement is hereby amended to replace the reference to “$25,000,000” with a reference to “$50,000,000”.

(e) The following definition is hereby added to Section 1.01 of the Credit Agreement:

“Auto-Borrow Agreement” has the meaning specified in Section 2.04(g).

(f) The following clause (g) is hereby added to Section 2.04 immediately following clause (f):

(g) Auto-Borrow Arrangement. In order to facilitate the borrowing of Swing Line Loans, the Borrower and the Swing Line Lender may mutually agree to, and are hereby authorized to, enter into an auto-borrow agreement in form and substance satisfactory to the Swing Line Lender and the Borrower (the “Auto-Borrow Agreement”) providing for the automatic advance by the Swing Line Lender of Swing Line Loans and for the automatic repayment by the Borrower of Swing Line Loans under the conditions set forth in the Auto-Borrow Agreement, subject to the conditions set forth herein. At any time an Auto-Borrow Agreement is in effect, Borrowings of Swing Line Loans under the Auto-Borrow Agreement shall be made in accordance with the Auto-Borrow Agreement. For purposes of determining the Total Revolving Outstandings at any time during which an Auto-Borrow Agreement is in effect, the Outstanding Amount of all Swing Line Loans shall be deemed to be the sum of the Outstanding Amount of Swing Line Loans at such time plus the maximum amount available to be borrowed under such Auto-Borrow Agreement at such time.

(g) Subclause (iv) of the proviso to Section 11.01 is hereby amended to read as follows:

(iv) the Administrative Agent Fee Letter and any Auto-Borrow Agreement may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto;

(h) Schedule 7.15 to the Credit Agreement is hereby amended to read as set forth on Schedule 7.15 attached hereto.

3. Conditions Precedent. This Agreement shall be effective immediately upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by each of the Borrower, the Guarantors, the Required Lenders and Bank of America, N.A., as Administrative Agent.

4. Miscellaneous.

(a) The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b) Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Agreement.

(c) Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(d) The Borrower and the Guarantors hereby represent and warrant as follows:

(i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(ii) This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.

(e) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or digital/electronic transmission (e.g. PDF format) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	QUANTA SERVICES, INC.,
a Delaware corporation

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Vice President – Finance and Treasurer

GUARANTORS:	ALLTECK LINE CONTRACTORS (USA), INC.
BLAIR PARK SERVICES, LLC
CCLC, INC.
CMI SERVICES, INC.
CONAM CONSTRUCTION CO.
CONTI COMMUNICATIONS, INC.
CROCE ELECTRIC COMPANY, INC.
CRUX SUBSURFACE, INC.
DACON CORPORATION
DASHIELL CORPORATION
DILLARD SMITH CONSTRUCTION COMPANY
E A TECHNICAL SERVICES, INC.
ENERGY CONSTRUCTION SERVICES, INC.
ENGINEERING ASSOCIATES, INC.
FIVE POINTS CONSTRUCTION CO.
GLOBAL ENERCOM MANAGEMENT, INC.
GOLDEN STATE UTILITY CO.
H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
INFRASOURCE CONSTRUCTION, LLC
INFRASOURCE FIELD SERVICES, LLC
INFRASOURCE FI, LLC
INFRASOURCE INSTALLATION, LLC
INFRASOURCE, LLC
INFRASOURCE PIPELINE FACILITIES, INC.
INFRASOURCE SERVICES, LLC
INFRASOURCE TELECOMMUNICATION SERVICES, LLC
INFRASOURCE TRANSMISSION SERVICES COMPANY
INFRASOURCE UNDERGROUND CONSTRUCTION, INC.

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT AND CONSENT

QUANTA SERVICES, INC.

INLINE DEVICES, LLC
INTERMOUNTAIN ELECTRIC, INC.
IONEARTH, LLC
IRBY CONSTRUCTION COMPANY
ISLAND MECHANICAL CORPORATION
MANUEL BROS., INC.
MEARS GROUP, INC.
INFRASOURCE UNDERGROUND SERVICES CANADA, INC.
MEJIA PERSONNEL SERVICES, INC.
MICROLINE TECHNOLOGY CORPORATION
M.J. ELECTRIC CALIFORNIA, INC.
M.J. ELECTRIC, LLC
NORTH SKY COMMUNICATIONS, INC.
NORTH SKY ENGINEERING, INC.
NOVA NEXTGEN SOLUTIONS, LLC
PAR ELECTRICAL CONTRACTORS, INC.
PARKSIDE SITE & UTILITY COMPANY CORPORATION
PARKSIDE UTILITY CONSTRUCTION CORP.
PAULEY CONSTRUCTION INC.
POTELCO, INC.
PRICE GREGORY CONSTRUCTION, INC.
PRICE GREGORY INTERNATIONAL, INC.
PRICE GREGORY SERVICES, LLC
PROFESSIONAL TELECONCEPTS, INC.
PROFESSIONAL TELECONCEPTS, INC.
PWR FINANCIAL COMPANY
PWR NETWORK, LLC
QPS ENGINEERING, LLC
QSI, INC.
QUANTA ASSET MANAGEMENT LLC
QUANTA CAPITAL SOLUTIONS, INC.
QUANTA DELAWARE, INC.
QUANTA FIBER NETWORKS, INC.
QUANTA GOVERNMENT SERVICES, INC.
QUANTA GOVERNMENT SOLUTIONS, INC.
QUANTA HOLDINGS I GP, LLC
QUANTA INTERNATIONAL SERVICES, INC.
QUANTA LXII ACQUISITION, INC.
QUANTA LXVII ACQUISITION, INC.

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT AND CONSENT

QUANTA SERVICES, INC.

QUANTA LXVIII ACQUISITION, INC.
QUANTA LXIX ACQUISITION, INC.
QUANTA LXX ACQUISITION, INC.
QUANTA LXXI ACQUISITION, INC.
QUANTA LXXII ACQUISITION, INC.
QUANTA LXXIII ACQUISITION, INC.
QUANTA PIPELINE SERVICES, INC.
QUANTA POWER, INC.
QUANTA POWER GENERATION, INC.
QUANTA SERVICES CONTRACTING, INC.
QUANTA TECHNOLOGY, LLC
QUANTA UTILITY INSTALLATION COMPANY, INC.
QUANTA UTILITY SERVICES-GULF STATES, INC.
QUANTA WIRELESS SOLUTIONS, INC.
QUANTAWORKS, LLC
REALTIME ENGINEERS, INC.
REALTIME UTILITY ENGINEERS, INC.
ROAD BORE CORPORATION
SERVICE ELECTRIC COMPANY
SOUTHWEST TRENCHING COMPANY, INC.
SPALJ CONSTRUCTION COMPANY
SUMTER UTILITIES, INC.
SUNESYS, LLC
SUNESYS OF MASSACHUSETTS, LLC
SUNESYS OF VIRGINIA, INC.
THE RYAN COMPANY, INC.
TJADER, L.L.C.
TOM ALLEN CONSTRUCTION COMPANY
TOTAL QUALITY MANAGEMENT SERVICES, LLC
TRAWICK CONSTRUCTION COMPANY, INC.
UNDERGROUND CONSTRUCTION CO., INC.
UTILIMAP CORPORATION
UTILITY LINE MANAGEMENT SERVICES, INC.
UTILITY LOCATE AND MAPPING SERVICES, INC.
VCI CONSTRUCTION, INC.
VCS SUB, INC.
WINCO, INC.

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT AND CONSENT

QUANTA SERVICES, INC.

CAN-FER UTILITY SERVICES, LLC

By:	Mejia Personnel Services, Inc.,
its sole member

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

INFRASOURCE CONSTRUCTION SERVICES, LLC

By:	InfraSource, LLC,
its sole member

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

MEARS/CPG, LLC,

By:	Mears Group, Inc.,
its sole member

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

DIGCO UTILITY CONSTRUCTION, L.P.
LINDSEY ELECTRIC, L.P.
NORTH HOUSTON POLE LINE, L.P.

By:	Mejia Personnel Services, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT AND CONSENT

QUANTA SERVICES, INC.

QSI FINANCE V (US), LLP

By:	QSI Finance IV (Canada) ULC,
its managing partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA ASSOCIATES, L.P.

By:	Quanta Services, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Vice President – Finance and Treasurer

QUANTA RECEIVABLES, LP

By:	PWR Network, LLC,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.

By:	QSI, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT AND CONSENT

QUANTA SERVICES, INC.

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Anthony W. Kell
	Name:	Anthony W. Kell
	Title:	Assistant Vice President

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT AND CONSENT

QUANTA SERVICES, INC.

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

	By:	/s/ Gary L. Mingle
	Name:	Gary L. Mingle
	Title:	Senior Vice-President

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT AND CONSENT

QUANTA SERVICES, INC.

LENDERS:	AMEGY BANK NATIONAL ASSOCIATION

	By:	/s/ Jeremy Newsom
	Name:	Jeremy Newsom
	Title:	Senior Vice President

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT AND CONSENT

QUANTA SERVICES, INC.

LENDERS:	UMB BANK, N.A.

	By:	/s/ David A Proffitt
	Name:	David A. Proffitt
	Title:	Senior Vice President

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT AND CONSENT

QUANTA SERVICES, INC.

LENDERS:	U.S. BANK, NATIONAL ASSOCIATION

	By:	/s/ Patrick Engel
	Name:	Patrick Engel
	Title:	Vice President

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT AND CONSENT

QUANTA SERVICES, INC.

LENDERS:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ M. Colin Warman
	Name:	M. Colin Warman
	Title:	Vice President

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT AND CONSENT

QUANTA SERVICES, INC.

LENDERS:	BANK OF MONTREAL

	By:	/s/ John Armstrong
	Name:	John Armstrong
	Title:	Director

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT AND CONSENT

QUANTA SERVICES, INC.

LENDERS:	BOKF, NA DBA BANK OF TEXAS

	By:	/s/ Mike Sultanik
	Name:	Mike Sultanik
	Title:	Senior Vice President

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT AND CONSENT

QUANTA SERVICES, INC.

LENDERS:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

	By:	/s/ Doreen Barr
	Name:	Doreen Barr
	Title:	Director

	By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Associate

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT AND CONSENT

QUANTA SERVICES, INC.

LENDERS:	BRANCH BANKING AND TRUST COMPANY

	By:	/s/ Elizabeth Willis
	Name:	Elizabeth Willis
	Title:	Assistant Vice President

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT AND CONSENT

QUANTA SERVICES, INC.

LENDERS:	COMPASS BANK

	By:	/s/ Stuart Murray
	Name:	Stuart Murray
	Title:	Senior Vice President

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT AND CONSENT

QUANTA SERVICES, INC.

LENDERS:	JPMORGAN CHASE BANK, N.A.,
as a Lender

	By:	/s/ John Kushnerick
	Name:	John Kushnerick
	Title:	Vice President

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT AND CONSENT

QUANTA SERVICES, INC.

LENDERS:	WELLS FARGO BANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ John C. Welch, III
	Name:	John C. Welch, III
	Title:	Senior Vice President

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT AND CONSENT

QUANTA SERVICES, INC.

SCHEDULE A

Disposed Subsidiaries

	Subsidiary	Jurisdiction of Formation

1.	Blair Park Services, LLC	Delaware
2.	CCLC, Inc.	Delaware
3.	CMI Services, Inc.	Florida
4.	E A Technical Services, Inc.	Georgia
5.	Engineering Associates, Inc.	Georgia
6.	Global Enercom Management, Inc.	Delaware
7.	Golden State Utility Co.	Delaware
8.	InfraSource Telecommunication Services, LLC	Delaware
9.	North Sky Communications, Inc.	Delaware
10.	Parkside Site & Utility Company Corporation	Delaware
11.	Parkside Utility Construction Corp.	Delaware
12.	Pauley Construction Inc.	Arizona
13.	Professional Teleconcepts, Inc.	Illinois
14.	Professional Teleconcepts, Inc.	New York
15.	Quanta Wireless Solutions, Inc.	Delaware
16.	Spalj Construction Company	Delaware
17.	Tjader, L.L.C.	Delaware
18.	Trawick Construction Company, Inc.	Florida
19.	VCI Construction, Inc.	Delaware
20.	VCI Utility Services, Inc.	Delaware

SCHEDULE B

PURCHASED ASSETS

1.	Agreement for OSP Engineering Services No. MA-002584-2011, dated as of November 1, 2011, between Verizon Corporate Services Group Inc. and Quanta Services Contracting Inc., on behalf of itself, and certain direct and indirect operating subsidiaries.

2.	Agreement No. MA-00500-2011 for Outside Plant Services (for work in RI and PA), dated as of May 1, 2011, between Verizon Corporate Services Group Inc. and Quanta Services, Inc., as amended.

3.	Agreement No. MA 001808-2009 for Construction Services, dated August 17, 2010, between Quanta Services, Inc. and Verizon Corporate Services Group Inc.

4.	Master Services Agreement No. 11-HQ-OSPMSA25 A1 between CenturyTel Service Group, LLC and Quanta Services Contracting, Inc., on behalf of its affiliates, as amended.

5.	Real Estate Lease, dated January 1, 2009, by and between Edwin and Janet Eckhart, as landlord, and Infrasource Underground Construction Services, as tenant.

6.	Lease Agreement, dated February 23, 2005, by and between Old West Properties, as lessor, and InfraSource Underground Construction Services, Inc., as lessee.

7.	Commercial Lease, dated December 18, 2008, by and between Kluge Bros. Flooring, Inc., as landlord, and InfraSource Underground Construction Services LLC, as tenant. Includes a renewal dated December 6, 2011.

8.	Industrial Building Lease, dated March 10, 2010, between WSI Sunstate Center IV, LLC (Landlord) and Infrasource Underground Construction Services, LLC (Tenant).

9.	Business Lease, dated December 10, 2002, by and between Alexander Properties LLC, as landlord, and InfraSource Underground Construction Services, LLC, as tenant, with Addendum II dated January 3, 2011.

10.	The following Patent Rights:

U.S. Patent Application No. 12/889,196 entitled “Laying and Protecting Cable Into Existing Covering Surfaces,” filed September 23, 2010 claiming priority to U.S. Provisional Patent Application No. 61/244,954, filed September 23, 2009, owned by Quanta Associates, L.P. and all rights to the subject matter described therein, together with the foreign counterparts of such application as set forth below, as well as all of the patents and patent applications to which the foregoing patent applications claim priority, and the patents and patent applications claiming

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priority from it, including all continuations, continuations-in-part and divisionals, reissues, extensions and re-examination certificates, any and all proceeds derived from the foregoing, and any and all patent rights therein provided by international treaties and conventions.

Foreign counterparts of U.S. Patent Application No. 12/889,196:

Country	Application No.	Filing Date
Antigua & Barbuda	3/2012	21-Mar-12
Barbados	2001/1670	23-Sep-10
Brazil	BR11-2012-06304-9	23-Sep-10
Belize	Application no. pending. See Attachment 1.01(c)-1	26-Mar-12
Canada	2774988	23-Sep-10
Chile	0729-2012	23-Mar-12
Colombia	12-063.156	17-Apr-12
Costa Rica	2012-0199	24-Apr-12
Dominica	1/2012	22-Mar-12
Dominican Republic	P2012-0079	22-Mar-12
Ecuador	SP-2012011819	19-Apr-12
Great Britain	12102810	23-Sep-10
Grenada	Application no. pending. See Attachment 1.01(c)-2	21-Mar-12
Guatemala	2012-0088	23-Mar-12
Honduras	2012-000594	22-Mar-12
India	927/KOLNP/2012	19-Apr-12
Mexico	MX/a/2012/003509	23-Mar-12
Nicaragua	2012-00046	23-Mar-12
Peru	000363-2012	23-Sep-10
Saint Kitts & Nevis	Application no. pending. See Attachment 1.01(c)-3	22-Mar-12
Saint Lucia	Application no. pending. See Attachment 1.01(c)-4	22-Mar-12
Saint Vincent & The Grenadines	94605	22-Mar-12
El Salvador	2012004165	23-Mar-12
South Africa	2012/02794	23-Sep-10
Trinidad and Tobago	TT/A/2012/00047	19-Mar-12
PCT	PCT/US10/50042	23-Sep-10

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11.	The following domain names:

Domain	Acquired Company/Subsidiary that uses the domain	Registrant
gemengr.com	Global Enercom Management, Inc.	Quanta Services, Inc.
infrasourceinc.com	InfraSource Telecommunications Services, LLC	InfraSource LLC
parksidesite.com	Parkside Site & Utility Company Corporation	InfraSource LLC
qwsops.com	Quanta Wireless Solutions, Inc.	Quanta Services
telns.com	Professional Teleconcepts, Inc.	Quanta Services, Inc.

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SCHEDULE 7.15

POST-CLOSING DELIVERABLES

(a)	Second Amended and Restated Pledge Agreement between Mears Group, Inc., as Pledgor, and Bank of America, N.A., as Administrative Agent; and legal opinions from each of the law firms identified below as required by Section 5.01(b):

Stewart McKelvey (Nova Scotia)

Fasken Martineau (British Columbia)

(b)	Delivery of the Mortgages with respect to each Mortgaged Property identified below as required by Section 5.01(h)(i):

•	9774 18th Street, Princeton, Mille Lacs County, MN, United States

•	525 Corporate Drive, Escondido, San Diego County, CA, United States

•	1300 Underwood Road & East P Street (adjacent to 1300 Underwood Road), Deer Park, Harris County, TX United States

•	5301 N.E. 17th Street, Des Moines, Polk County, Iowa, United States

•	200 W. Frank Pipp Dr. & 2235 Pewabic St. – Parcel A, Iron Mountain, Dickinson County, MI, United States

•	2232 Pewabic St. – Parcel B, Iron Mountain, Dickinson County, MI, United States

•	640 Industrial Park Dr. – Parcel C, Iron Mountain, Dickinson County, MI, United States

•	600 Pine Street – Parcel D, Iron Mountain, Dickinson County, MI, United States

•	2042 N. Kelty Road, Franktown, Douglas County, CO, United States

Delivery of the ALTA mortgagee title insurance policies with respect to each Mortgaged Property identified below as required by Section 5.01(h)(ii):

•	Old US 49 South, Richland, Rankin County, MS, United States

•	725 Tower Road, Aurora, Arapahoe County, CO 80015, United States

•	2042 N. Kelty Road, Franktown , Douglas County, CO 80116, United States

•	Jct. Hwy 65 & 136, Princeton, Mercer County, MO, United States

•	850 Aldine Mail Road, Houston, Harris County, United States

•	9774 18th Street, Princeton, Mille Lacs County, MN, United States

•	525 Corporate Drive, Escondido, San Diego County, CA, United States

•	1300 Underwood Road & East P Street (adjacent to 1300 Underwood Road), Deer Park, Harris County, TX United States

•	5301 N.E. 17th Street, Des Moines, Polk County, Iowa, United States

•	200 W. Frank Pipp Dr. & 2235 Pewabic St. – Parcel A, Iron Mountain, Dickinson County, MI, United States

•	2232 Pewabic St. – Parcel B, Iron Mountain, Dickinson County, MI, United States

•	640 Industrial Park Dr. – Parcel C, Iron Mountain, Dickinson County, MI, United States

•	600 Pine Street – Parcel D, Iron Mountain, Dickinson County, MI, United States

(c)	Filings with the USPTO in respect of:

Patent No. 7535132 to either (i) correct the name from Quanta Services of Canada Ltd to Quanta Services, Inc. or (ii) demonstrate how ownership of the patent was transferred from Quanta Services to Quanta Services of Canada Ltd.

Inventor assignments to Quanta Associates, L.P. for Patent No. 6837671 and Patent Application Nos. 12379729, 12712137, 12903192, 12961482, 13034848, 13193354, 61384215, 61470252, 61482538, 12451492, 12227834, 12318234.

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